Exhibit 4.10

FORM OF STOCK CERTIFICATE FOR COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER	[IMAGE]	SHARES

UAP HOLDING CORP.

Total authorized issue                     Shares of Common Stock

Par Value $.001 per share

This Certifies that	is the owner of

fully paid and

non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated:

UAP HOLDING CORP.

CORPORATE SEAL

SIGNATURE	SIGNATURE

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT – Custodian (Minor)
TEN ENT	–	as tenants by the entireties	under Uniform Gifts to Minors Act (State)
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT – Custodian (Minor) under (State) Uniform Transfer to Minors Act
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

                                                                                                                                                                                Shares

represented by the within Certificate, and hereby irrevocably constitutes and appoints

                                                                                                                                            Attorney to transfer the said

shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

                                In the presence of